UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2016

__________________________________________

Lakeland Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15535	13-3115216
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3555 Veterans Memorial Hwy, Suite C, Ronkonkoma, New York 11779-7410

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (631) 981-9700

                           Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Lakeland Industries, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders on June 15, 2016. The final results of the voting for each matter submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1: The Board of Directors’ nominees for Class III directors were elected to serve for three years expiring at the Company’s 2019 Annual Meeting of Stockholders and until their successors are duly elected and qualified, by the votes set forth below:

Director	For	Withheld
Thomas McAteer	2,343,117	1,589,995
James M. Jenkins	3,674,285	258,827

Broker Non-votes	2,222,940

Proposal 2: The Stockholders ratified the appointment of WeiserMazars LLP, as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2017, by the votes set forth below:

For	Against	Abstain
5,610,561	485,698	59,793

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC.

Date: June 16, 2015	By:	/s/ Christopher J. Ryan
	Name:	Christopher J. Ryan
	Title:	President & Chief Executive Officer